                                                                  Exhibit (a) 11

                              AMENDMENT NO. 10 TO
                   AMENDED AND RESTATED DECLARATION OF TRUST
                              OF ING MUTUAL FUNDS

      THIS AMENDMENT NO. 10 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF ING MUTUAL FUNDS is made as of March 16, 2006, by the undersigned, constituting a majority of the Trustees of ING Mutual Funds (the "Trust").

      WHEREAS, the Amended and Restated Declaration of Trust ("Declaration of Trust") adopted as of June 3, 2004, designated certain Series of Interests of the Trust; and

      WHEREAS, the Board of Trustees has authorized an amendment to the Declaration of Trust to create four additional series of Interests of the Trust to be known as follows:

               ING Global Bond Fund Class A;
               ING Global Bond Fund Class B;
               ING Global Bond Fund Class C;
               ING Global Bond Fund Class I.

      NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust as follows:

      The second sentence of Section 8.08 of the Declaration of Trust is hereby amended and restated to read in full as follows:

"The Trustees may establish and designate series of Interests in accordance with the provisions of Section 6.01 hereof. The Trustees hereby establish and designate seventy-five (75) series, as follows:

               ING Diversified International Fund Class A
               ING Diversified International Fund Class B
               ING Diversified International Fund Class C
               ING Diversified International Fund Class I
               ING Emerging Countries Fund Class A
               ING Emerging Countries Fund Class B
               ING Emerging Countries Fund Class C
               ING Emerging Countries Fund Class I
               ING Emerging Countries Fund Class M
               ING Emerging Countries Fund Class Q
               ING Emerging Markets Fixed Income Fund Class A ING Emerging Markets Fixed Income Fund Class B ING Emerging Markets Fixed Income Fund Class C ING Emerging Markets Fixed Income Fund Class I ING Foreign Fund Class A
               ING Foreign Fund Class B

ING Foreign Fund Class C
ING Foreign Fund Class I
ING Foreign Fund Class Q
ING Global Bond Fund Class A
ING Global Bond Fund Class B
ING Global Bond Fund Class C
ING Global Bond Fund Class I
ING Global Equity Dividend Fund Class A
ING Global Equity Dividend Fund Class B
ING Global Equity Dividend Fund Class C
ING Global Equity Dividend Fund Class O
ING Global Real Estate Fund Class A
ING Global Real Estate Fund Class B
ING Global Real Estate Fund Class C
ING Global Real Estate Fund Class I
ING Global Real Estate Fund Class O
ING Global Value Choice Fund Class A
ING Global Value Choice Fund Class B
ING Global Value Choice Fund Class C
ING Global Value Choice Fund Class I
ING Global Value Choice Fund Class Q
ING Greater China Fund Class A
ING Greater China Fund Class B
ING Greater China Fund Class C
ING Greater China Fund Class I
ING Index Plus International Equity Fund Class A
ING Index Plus International Equity Fund Class B
ING Index Plus International Equity Fund Class C
ING Index Plus International Equity Fund Class I
ING International Capital Appreciation Fund Class A
ING International Capital Appreciation Fund Class B
ING International Capital Appreciation Fund Class C
ING International Capital Appreciation Fund Class I
ING International Fund Class A
ING International Fund Class B
ING International Fund Class C
ING International Fund Class I
ING International Fund Class Q
ING International Real Estate Fund Class A
ING International Real Estate Fund Class B
ING International Real Estate Fund Class C
ING International Real Estate Fund Class I
ING International SmallCap Fund Class A
ING International SmallCap Fund Class B
ING International SmallCap Fund Class C
ING International SmallCap Fund Class I

ING International SmallCap Fund Class Q
ING International Value Choice Fund Class A
ING International Value Choice Fund Class B
ING International Value Choice Fund Class C
ING International Value Choice Fund Class I
ING Precious Metals Fund Class A
ING Precious Metals Fund Class B
ING Precious Metals Fund Class C
ING Precious Metals Fund Class Q
ING Russia Fund Class A
ING Russia Fund Class B
ING Russia Fund Class C
ING Russia Fund Class Q"

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


/s/ John V. Boyer                            /s/ Jock Patton
_________________________________            ________________________________
John V. Boyer, as Trustee                    Jock Patton, as Trustee


/s/ Patricia W. Chadwick                     /s/ Sheryl K. Pressler
_________________________________            ________________________________
Patricia W. Chadwick, as Trustee             Sheryl K. Pressler, as Trustee


/s/ J. Michael Earley                        /s/ David W.C. Putnam
_________________________________            ________________________________
J. Michael Earley, as Trustee                David W.C. Putnam, as Trustee


/s/ R. Barbara Gitenstein                    /s/ John G. Turner
_________________________________            ________________________________
R. Barbara Gitenstein, as Trustee            John G. Turner, as Trustee


/s/ Patrick W. Kenny                         /s/ Roger B. Vincent
_________________________________            ________________________________
Patrick W. Kenny, as Trustee                 Roger B. Vincent, as Trustee


/s/ Walter H. May                            /s/ Richard A. Wedemeyer
_________________________________            ________________________________
Walter H. May, as Trustee                    Richard A. Wedemeyer, as Trustee


/s/ Thomas J. McInerney
_________________________________
Thomas J. McInerney, as Trustee